Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report of Unigene Laboratories, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Steinhauer, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ William Steinhauer
William Steinhauer
Principal Financial Officer
March 16, 2011

A signed original of this written statement required by Section 906 has been provided to Unigene Laboratories, Inc. and will be retained by Unigene Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.